                                                                   EXHIBIT 10.35

                        (Confidential Portions Omitted)

                                                             WARNER BROS. [LOGO]

                                                             WARNER BROS.
                                                             CONSUMER PRODUCTS
November 17, 2000


BAY AREA MULTIMEDIA
333 West Santa Clara Avenue
Suite 930
San Jose, CA 95113
Attn: Ray Musci


Re:     WARNER BROS. LICENSE AGREEMENT #12177-PPG (POWERPUFF GIRLS) -
        AMENDMENT #1


Gentlemen:

This letter when fully executed shall formally amend that certain License Agreement made March 8, 2000, relative to certain rights owned and controlled by our client, Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1. PARAGRAPH 1(a) CONTRACTUAL MARKETING COMMITMENT: is hereby amended by adding the following:

        In the United States Licensee shall spend an additional $[*] in advertising on the Cartoon Network Television and Cartoon Network.com on-line mediums and to be spent as follows:

        DATE                                                  AMOUNT
        ----                                                  ------
        On or before December 31, 2001                        $[*]

        On or before December 31, 2002                        $[*]

        On or before December 31, 2003                        $[*]

        IT IS UNDERSTOOD AND AGREED THAT THE ADDITIONAL $1,250,000.00 CANNOT BE CROSS-COLLATERALIZED WITH the ORIGINAL $1,000,000.00 ADVERTISING SPEND.

*Confidential Portions Omitted and Filed Separately with the Commission.

BAY AREA MULTIMEDIA                                          WARNER BROS. [LOGO]
NOVEMBER 17, 2000
PAGE 2


2. PARAGRAPH 1(c) LICENSED PRODUCT(S): is hereby amended by adding the following:

        iv)    PC/CD Rom

        v)     Nintendo GameCube

        vi)    Playstation I

        vii)   Playstation II

        viii)  Microsoft X-Box

        ix)    Sega Dreamcast

        It is understood and agreed that the Nintendo Dolphin platform (now known as Nintendo GameCube) option has been exercised.

3. PARAGRAPH 1(d) MARKETING DATE: is hereby deleted and replaced with the following:

        For purposes of subdivision 15(a)(vii), the Marketing Date for the first product on each of the platforms defined by 1(c) shall be no later than August 31, 2002.

4.      PARAGRAPH 3 TERM: is hereby deleted and replaced with the following:

The term ("Term") of the Agreement with respect to Licensed Product(s) referred to above shall commence on March 1, 2000 and terminate on March 15, 2005. It being specifically understood and agreed that for Licensed Products iv)-ix) while development may begin on, prior to, or after March 15, 2001, retail sales of such products will only take place on or after March 15, 2001 and last through the term of the Agreement.

5. PARAGRAPH 4(a) GUARANTEED CONSIDERATION: is hereby deleted and replaced with the following:

        GUARANTEED CONSIDERATION: the sum of $[*] payable as follows:

        DATE                                                   AMOUNT
        ----                                                   ------
        Upon execution of the Agreement                        $[*]
        of which Licensor acknowledges has
        been paid

        On or before August 1, 2000                            $[*]
        of which Licensor acknowledges has
        been paid

        On or before December 1, 2000                          $[*]

        On or before March 1, 2001                             $[*]

*Confidential Portions Omitted and Filed Separately with the Commission.

BAY AREA MULTIMEDIA                                          WARNER BROS. [LOGO]
NOVEMBER 17, 2000
PAGE 3


        On or before June 1, 2001                              [*]

        On or before September 1, 2001                         [*]

        On or before December 1, 2001                          [*]

        On or before March 1, 2002                             [*]

6. PARAGRAPH 4(b) GUARANTEED CONSIDERATION: royalty rate percentage is hereby deleted and replaced the following:

        For Licensed Products i)-vi) [*] of Net Sales; and

        For Licensed Products vii)-ix) [*] of Net Sales for unit sales from [*]; [*] from [*]; and [*] from [*].

7.      PARAGRAPH 2 GRANT OF LICENSE: is hereby amended by adding the following:

        (d) FIRST RIGHT OF REFUSAL: If during the Term of this Agreement, Licensor determines that it wishes to have developed and distributed any computer software game for the Licensed Media, to include any of the Licensed Property (a "New Product"), Licensee shall have the first right of refusal to develop, manufacture, sell and distribute the New Product in accordance with the terms contained herein.

        If Licensor desires to develop a New Product, Licensor shall so notify Licensee in a writing that sets forth in reasonable detail the concept and demographic information relating to such concept ("New Product Notice"). Licensee shall have the right for a period of twenty (20) business days after receipt of the New Product Notice, to elect, by written notice to Licensor, to develop, manufacture, sell and distribute the New Product in accordance with the terms of this Agreement. Licensee and Licensor shall thereafter enter into an amendment to this Agreement to provide for this New Product. Such amendment shall require Licensee to begin the development process of the New Product within three (3) months and shall also include a mutually agreeable marketing date for such New Product.

        If after twenty (20) business days following its receipt of the New Product Notice, Licensee does not render notice to Licensor to exercise its option to develop, manufacture, sell and distribute the New Product in accordance with the terms


*Confidential Portions Omitted and Filed Separately with the Commission.

BAY AREA MULTIMEDIA                                          WARNER BROS. [LOGO]
NOVEMBER 17, 2000
PAGE 4


        contained herein, or Licensee renders notice declining to exercise its option, Licensor shall be released from any obligation with respect to the New Product with Licensee.

8. PARAGRAPH 15 TERMINATION BY LICENSOR (a)(vii): is hereby deleted and replaced with the following:

        (vii) Licensee does not commence in good faith to manufacture, distribute and sell a Licensed Product throughout the Territory on or before the Marketing Date as defined in Paragraph 1(c). Such default and Licensor's resultant right of termination (or recapture) shall only apply to the specific regions/countries within the Territory in which or wherein Licensee fails to meet said Marketing Date requirement; or

In all other respects, other than as noted above, the subject License Agreement and all of its terms and conditions shall continue to govern our relationship.

Please show your concurrence with the above by signing all copies and returning same to Warner Bros. Consumer Products. Upon final execution, one copy will be sent to you for your files.

This letter shall have no legal effect unless and until signed by all parties noted below.


Sincerely,                                   AGREED AND ACCEPTED:

WARNER BROS. CONSUMER PRODUCTS,              BAY AREA MULTIMEDIA
a Division of Time Warner
Entertainment Company, L.P.


By: /s/ GARY R. SIMON                        By: /s/ RAY MUSCI
   --------------------------------             --------------------------------
   Gary R. Simon
   Senior Vice President, Business
   and Legal Affairs

Date       11/29/00                          Date  Nov 27, 2000
     ------------------------------               ------------------------------